AMENDMENT No. 3, dated as of May 1, 2001 to the custody agreements (each an "Agreement"), between the Franklin Templeton funds listed on Schedule A hereto (each a "Fund"), having a place of business at 7500 East Broward Blvd., Ft. Lauderdale, FL 33394, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.


     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. This Amendment supersedes in all respects Amendment No 2 between the parties, dated July 23, 1998, which shall have no further force or effect as and after the date hereof.

     Section 2. Delete all of Section 2 of the Agreement after subsection (B.) thereof. h entity.

     Section 3. The following definitions are added to Section 3 of the Agreement in appropriate alphabetic sequence:

     (i) The term Subcustodian as used herein shall mean the following:

     (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the Investment Company Act of 1940, as amended ("1940 Act") promulgated by the Securities and Exchange Commission ("SEC"); and

     (b) an "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.


     (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

     (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning asin 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to 1940 Act rule 17f-5.

     (b) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

     Section 4. Add the following at the end of Section 3 of the Agreement:

     "For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager."

     Section 5. Add the following at the end of Section 3(d):

"and which shall be limited to Eligible Foreign Custodians as defined in (i)(b) of the definition of Eligible Foreign Custodians contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17), Foreign Bank shall not include any Foreign Bank as to which Chase has not acted as Foreign Custody Manager."

     Section 6. Add the following at the end of Section 3(e):

"and which shall be limited to Eligible Securities Depositories  as defined in
(ii)(a) of the definition of Eligible Securities Depositories contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17) the term Foreign Securities Depository shall be deleted."


     Section 7. Delete the word "and" at the end of Section 4(b) of the Agreement and add the following at the end of Section 4(c) of the Agreement:

"; and (d) the risk analysis furnished by Chase pursuant to Section 24(a) hereof".


     Section 8. Delete existing Section 5 of the Agreement and, insert, in lieu thereof, the following:

"At the request of Fund, Chase may, but need not, add an Eligible Foreign Custodian where Chase has not acted as Foreign Custody Manager with respect to the selection thereof; provided that, any such entities shall not be included for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17). Chase shall notify Fund in the event that it elects to add any such entity."

     Section 9. Add the  following language to the end of Section 6(a) of the
Agreement:


"or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

     Section 10. Add new Section 23 to the Agreement as follows:

     23. Compliance with 1940 Act rule 17f-5 ("rule 17f-5").

     (a) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Fund's
"Foreign Assets" (as that term is defined in rule 17f-5(a)(2), and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).


     (b) In connection with the foregoing, Bank shall:


(i) provide written reports notifying Fund's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

(ii) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

(iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

(iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

(v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

     (c) Except as expressly provided herein and in Section 24 hereof, Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Bank represents to Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Fund's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

     (e) Bank shall provide to Fund such information relating to Country Risk as is specified in Schedule C hereto. Fund hereby acknowledges that: (i) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     Section 11. Add a new Section 24 to the Agreement as follows:

     24. Compliance with 1940 Act rule 17f-7 ("rule 17f-7").

     (a) Bank shall, for consideration by Fund, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of Fund are held or are expected to be held. The foregoing analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Fund or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Fund or Adviser of any material changes in such risks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 24(a) above.


     (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Fund and Adviser if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Fund and Adviser from time to time.)



                              *********************

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


FRANKLIN TEMPLETON                          THE CHASE MANHATTAN BANK
On behalf of each of the Funds
listed on Schedule A hereto


By: /s/ John R. Kay                         By: /s/ John K. Barry
    --------------------------------        ----------------------
Name:    John R. Kay                        Name:    John Barry
Title:   Vice President                     Title:   Vice President
Date:    June 26, 2001                      Date:    5/3/01

                                   Schedule A
                              TEMPLETON U.S. FUNDS
                               As of April 1, 2001

P96299   TEMPLETON GROWTH FUND, INC. ("TGF") - 12/31/86

         TEMPLETON FUNDS, INC. ("TFI") - 2/11/86
P96116     Templeton World Fund
P96117     Templeton Foreign Fund

P96118   TEMPLETON GLOBAL SMALLER COMPNAIES FUND, INC. ("TGSCF") - 5/15/96

         TEMPLETON INCOME TRUST ("TIT") - 5/15/96
P96271     Templeton Global Bond Fund

P96766   TEMPLETON CAPITAL ACCUMULATOR FUND, INC. ("TCAF") - 1/14/91

P96847   TEMPLETON DEVELOPING MARKETS TRUST ("TDMT") - 10/16/91

         TEMPLETON INSTITUTIONAL FUNDS, INC. ("TIFI") - 1/29/96
P96721     Foreign Equity Series
P80289     Emerging Markets Series
P81800     Emerging Fixed Income Market Series

P96583   TEMPLETON GLOBAL OPPORTUNITIES TRUST ("TGOT") - 1/18/90

         TEMPLETON GLOBAL INVESTMENT TRUST ("TGIT") - 5/7/95
P81021     Templeton International Fund
P81020     Templeton Latin America Fund

P96309   TEMPLETON EMERGING MARKETS FUND, INC. ("TEMF") - 2/1/87

P96518   TEMPLETON GLOBAL INCOME FUND, INC. ("TGIF") - 2/29/88

P96340   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST ("TGG") - 10/22/88

P80394   TEMPLETON EMERGING MARKETS INCOME FUND, INC. ("TEMIF") - 9/17/93

P96311   TEMPLETON CHINA WORLD FUND, INC. ("TCWF") - 9/7/93


                             Schedule A (continued)
                              TEMPLETON U.S. FUNDS
                               As of April 1, 2001

P49247 &
P80672   TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC. ("TEMAF") 4/22/94

P80816   TEMPLETON DRAGON FUND, INC. ("TDF") - 8/30/94

P80815   TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. ("TVF")  - 9/15/94

P80906   TEMPLETON RUSSIA FUND, INC. ("TRF") - 6/15/95








                             SECURITIES DEPOSITORIES
                            AS OF September 27, 2000


                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES


---------------------------------------------------------------------------------------------------------
COUNTRY                 DEPOSITORY                                        INSTRUMENTS
---------------------------------------------------------------------------------------------------------

Argentina            CVSA                                              Equity, Corporate + Government Debt
                     (Caja de Valores S.A.)
---------------------------------------------------------------------------------------------------------
Argentina            CRYL                                              Government Debt
                     (Central de Registration y Liquidacion de
                     Instrumentos de Endeudamiento Publico)
---------------------------------------------------------------------------------------------------------
Australia            Austraclear Limited                               Corporate Debt, Money Market + Semi-
                                                                       Government Debt
---------------------------------------------------------------------------------------------------------
Australia            CHESS                                             Equity
                     (Clearing House Electronic Sub-register System)
---------------------------------------------------------------------------------------------------------
Australia            RITS                                              Government Debt
                     (Reserve Bank of Australia/Reserve Bank
                     Information and Transfer System)
---------------------------------------------------------------------------------------------------------
Austria              OeKB                                              Equity, Corporate + Government Debt
                     (Oesterreichische Kontrollbank AG)
---------------------------------------------------------------------------------------------------------
Belgium              CIK                                               Equity + Corporate Debt
                     (Caisse Interprofessionnelle de Depots et de
                     Virements de Titres S.A.)
---------------------------------------------------------------------------------------------------------
Belgium              NBB                                               Government Debt
                     (National Bank of Belgium)
---------------------------------------------------------------------------------------------------------
Brazil               CBLC                                              Equity
                     (Companhia Brasileira de Liquidacao e Custodia)
---------------------------------------------------------------------------------------------------------
Brazil               CETIP                                             Corporate Debt
                     (Central de Custodia e Liquidacao Financiera
                     de Titulos Privados)
---------------------------------------------------------------------------------------------------------
Brazil               SELIC                                             Government Debt
                     (Sistema Especial de Liquidacao e Custodia)
---------------------------------------------------------------------------------------------------------
Bulgaria             BNB                                               Government Debt
                     (Bulgaria National Bank)
---------------------------------------------------------------------------------------------------------
Bulgaria             CDAD                                              Equity
                     (Central Depository A.D.)
---------------------------------------------------------------------------------------------------------
Canada               CDS                                               Equity, Corporate + Government Debt
                     (The Canadian Depository for Securities
                     Limited)
---------------------------------------------------------------------------------------------------------
Chile                DCV                                               Equity, Corporate + Government Debt
                     (Deposito Central de Valores S.A.)
---------------------------------------------------------------------------------------------------------
China, Shanghai      SSCCRC                                            Equity
                     (Shanghai Securities Central Clearing and
                     Registration Corporation)
---------------------------------------------------------------------------------------------------------
China, Shenzhen      SSCC                                              Equity
                     (Shenzhen Securities Clearing Company, Limited)
---------------------------------------------------------------------------------------------------------
Colombia             DCV                                               Government Debt
                     (Deposito Central de Valores)
---------------------------------------------------------------------------------------------------------
Colombia             DECEVAL                                           Equity, Corporate + Government Debt
                     (Deposito Centralizado de Valores de Colombia
                     S.A.)
---------------------------------------------------------------------------------------------------------
Croatia              SDA                                               Equity + Government Debt
                     (Central Depository Agency Inc. - Stredisnja
                     depozitarna agencija d.d.)
---------------------------------------------------------------------------------------------------------
Croatia              Ministry of Finance of the Republic of Croatia    Short-term debt issued by the
                                                                       Ministry of Finance.
---------------------------------------------------------------------------------------------------------
Croatia              CNB                                               Short-term debt issued by the
                     (Croatian National Bank)                          National Bank of Croatia.
---------------------------------------------------------------------------------------------------------
Czech Republic       SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papiru)
---------------------------------------------------------------------------------------------------------
Czech Republic       CNB                                               Government Debt
                     (Czech National Bank)
---------------------------------------------------------------------------------------------------------
Denmark              VP                                                Equity, Corporate + Government Debt
                     (Vaerdipapircentralen A/S)
---------------------------------------------------------------------------------------------------------
Egypt                MCSD                                              Equity + Corporate Debt
                     (Misr for Clearing, Settlement and Depository,
                     S.A.E.)
---------------------------------------------------------------------------------------------------------
Estonia              ECDS                                              Equity
                     (Estonian Central Depository for Securities
                     Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------------------------------------------------------------------------------------------
Euromarket           DCC                                               Euro-CDs
                     (The Depository and Clearing Centre)
---------------------------------------------------------------------------------------------------------
Euromarket           Clearstream                                       Euro-Debt
                     (Clearstream Banking, S.A.)
---------------------------------------------------------------------------------------------------------
Euromarket           Euroclear                                         Euro-Debt
---------------------------------------------------------------------------------------------------------
Finland              APK                                               Equity, Corporate + Government Debt
                     (Finnish Central Securities Depository Limited)
---------------------------------------------------------------------------------------------------------
France               SICOVAM                                           Equity, Corporate + Government Debt
                     (Societe Interprofessionnelle pour la
                     Compensation des Valeurs Mobilieres, S.A.)
---------------------------------------------------------------------------------------------------------
Germany              Clearstream                                       Equity, Corporate + Government Debt
                     (Clearstream Banking AG)
---------------------------------------------------------------------------------------------------------
Greece               CSD                                               Equity + Corporate Debt
                     (Central Securities Depository S.A.)
---------------------------------------------------------------------------------------------------------
Greece               BoG                                               Government Debt
                     (Bank of Greece)
---------------------------------------------------------------------------------------------------------
Hong Kong            HKSCC                                             Equity
                     (Hong Kong Securities Clearing Company Limited)
---------------------------------------------------------------------------------------------------------
Hong Kong            CMU                                               Corporate + Government Debt
                     (Central Moneymarkets Unit)
---------------------------------------------------------------------------------------------------------
Hungary              KELER                                             Equity, Corporate + Government Debt
                     (Central Depository and Clearing House -
                     Kosponti Elszamolohaz es Ertektar (Budapest)
                     Rt.)
---------------------------------------------------------------------------------------------------------
India                NSDL                                              Equity
                     (National Securities Depository Limited)
---------------------------------------------------------------------------------------------------------
India                CDSL                                              Equity
                     (Central Depository Services (India) Limited)
---------------------------------------------------------------------------------------------------------
India                RBI                                               Government Debt
                     (Reserve Bank of India)
---------------------------------------------------------------------------------------------------------
Indonesia            KSEI                                              Equity
                     (PT Kustodian Sentral Efek Indonesia)
---------------------------------------------------------------------------------------------------------
Ireland              CREST                                             Equity + Corporate Debt
                     (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
Ireland              CBISSO                                            Government Debt
                     (Central Bank of Ireland Securities
                     Settlements Office)
---------------------------------------------------------------------------------------------------------
Israel               TASE Clearing House                               Equity, Corporate + Government Debt
                     (Tel Aviv Stock Exchange Clearing House)
---------------------------------------------------------------------------------------------------------
Italy                Monte Titoli S.p.A.                               Equity + Corporate Debt
---------------------------------------------------------------------------------------------------------
Italy                Banca d'Italia                                    Government Debt
---------------------------------------------------------------------------------------------------------
Ivory Coast          DC/BR                                             Equity
                     (Le Depositaire Central / Banque de Reglement)
---------------------------------------------------------------------------------------------------------
Japan                JASDEC                                            Equity + Convertible Debt
                     (Japan Securities Depository Center)
---------------------------------------------------------------------------------------------------------
Japan                BoJ                                               Registered Government Debt
                     (Bank of Japan)
---------------------------------------------------------------------------------------------------------
Kazakhstan           CSD                                               Equity
                     (Central Securities Depository CJSC)
---------------------------------------------------------------------------------------------------------
Latvia               LCD                                               Equity, Corporate + Government Debt
                     (Latvian Central Depository)
---------------------------------------------------------------------------------------------------------
Lebanon              Midclear S.A.L.                                   Equity
                     (Custodian and Clearing Center of Financial
                     Instruments for Lebanon and the Middle East
                     S.A.L.)
---------------------------------------------------------------------------------------------------------
Lithuania            CSDL                                              Equity + Government Debt
                     (Central Securities Depository of Lithuania)
---------------------------------------------------------------------------------------------------------
Luxembourg           Clearstream                                       Equity
                     (Clearstream Banking S.A.)
---------------------------------------------------------------------------------------------------------
Malaysia             MCD                                               Equity + Corporate Debt
                     (Malaysian Central Depository Sdn. Bhd.)
---------------------------------------------------------------------------------------------------------
Mauritius            CDS                                               Equity + Corporate Debt
                     (Central Depository and Settlement Company
                     Limited)
---------------------------------------------------------------------------------------------------------
Mexico               INDEVAL                                           Equity, Corporate + Government Debt
                     (S.D. INDEVAL S.A. de C.V.)
---------------------------------------------------------------------------------------------------------
Morocco              Maroclear                                         Equity, Corporate + Government Debt
---------------------------------------------------------------------------------------------------------
Netherlands          NECIGEF                                           Equity, Corporate + Government Debt
                     (Nederlands Centraal Insituut voor Giraal
                     Effectenverkeer B.V.)
---------------------------------------------------------------------------------------------------------
New Zealand          NZCSD                                             Equity, Corporate + Government Debt
                     (New Zealand Central Securities Depository)
---------------------------------------------------------------------------------------------------------
Nigeria              CSCS                                              Equity, Corporate + Government Debt
                     (Central Securities Clearing System Limited)
---------------------------------------------------------------------------------------------------------
Norway               VPS                                               Equity, Corporate + Government Debt
                     (Verdipapirsentralen)
---------------------------------------------------------------------------------------------------------
Oman                 MDSRC                                             Equity
                     (The Muscat Depository and Securities
                     Registration Company, S.A.O.C.)
---------------------------------------------------------------------------------------------------------
Pakistan             CDC                                               Equity + Corporate Debt
                     (Central Depository Company of Pakistan
                     Limited)
---------------------------------------------------------------------------------------------------------
Pakistan             SBP                                               Government Debt
                     (State Bank of Pakistan)
---------------------------------------------------------------------------------------------------------
Peru                 CAVALI                                            Equity, Corporate + Government Debt
                     (CAVALI ICLV S.A.)
---------------------------------------------------------------------------------------------------------
Philippines          PCD                                               Equity
                     (Philippine Central Depository Inc.)
---------------------------------------------------------------------------------------------------------
Philippines          ROSS                                              Government Debt
                     (Bangko Sentral ng Pilipinas / Register of
                     Scripless Securities)
---------------------------------------------------------------------------------------------------------
Poland               NDS                                               Equity + Long-Term Government Debt
                     (National Depository for Securities S.A.)
---------------------------------------------------------------------------------------------------------
Poland               CRT                                               Short-Term Government Debt
                     (Central Registry of Treasury-Bills)
---------------------------------------------------------------------------------------------------------
Portugal             CVM                                               Equity, Corporate + Government Debt
                     (Central de Valores Mobiliarios e Sistema de
                     Liquidacao e Compensacao)
---------------------------------------------------------------------------------------------------------
Romania              SNCDD                                             Equity
                     (National Company for Clearing, Settlement and
                     Depository for Securities)
---------------------------------------------------------------------------------------------------------
Romania              BSE                                               Equity
                     (Bucharest Stock Exchange Registry)
---------------------------------------------------------------------------------------------------------
Russia               VTB                                               Government Debt (Ministry of Finance
                     (Vneshtorgbank)                                     Bonds)
---------------------------------------------------------------------------------------------------------
Russia               NDC                                               Equity, Corporate + Government Debt
                     (National Depository Centre)
---------------------------------------------------------------------------------------------------------
Russia               DCC                                               Equity
                     (Depository Clearing Company)
---------------------------------------------------------------------------------------------------------
Singapore            CDP                                               Equity + Corporate Debt
                     (The Central Depository (Pte) Limited)
---------------------------------------------------------------------------------------------------------
Singapore            SGS                                               Government Debt
                     (Monetary Authority of Singapore / Singapore
                     Government Securities Book-Entry System)
---------------------------------------------------------------------------------------------------------
Slovak Republic      SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papierov SR Bratislava,
                     a.s.)
---------------------------------------------------------------------------------------------------------
Slovak Republic      NBS                                               Government Debt
                     (National Bank of Slovakia)
---------------------------------------------------------------------------------------------------------
Slovenia             KDD                                               Equity + Corporate Debt
                     (Centralna klirinsko depotna druzba d.d.)
---------------------------------------------------------------------------------------------------------
South Africa         CDL                                               Corporate + Government Debt
                     (Central Depository (Pty) Limited)
---------------------------------------------------------------------------------------------------------
South Africa         STRATE                                            Equity
                     (Share Transactions Totally Electronic)
---------------------------------------------------------------------------------------------------------
South Korea          KSD                                               Equity, Corporate + Government Debt
                     (Korea Securities Depository)
---------------------------------------------------------------------------------------------------------
Spain                SCLV                                              Equity + Corporate Debt
                     (Servicio de Compensacion y Liquidacion de
                     Valores, S.A.)
---------------------------------------------------------------------------------------------------------
Spain                CBEO                                              Government Debt
                     (Banco de Espana / Central Book Entry Office)
---------------------------------------------------------------------------------------------------------
Sri Lanka            CDS                                               Equity
                     (Central Depository System (Private) Limited)
---------------------------------------------------------------------------------------------------------
Sweden               VPC                                               Equity, Corporate + Government Debt
                     (Vardepapperscentralen AB)
---------------------------------------------------------------------------------------------------------
Switzerland          SIS                                               Equity, Corporate + Government Debt
                     (SIS SegaInterSettle AG)
---------------------------------------------------------------------------------------------------------
Taiwan               TSCD                                              Equity + Government Debt
                     (Taiwan Securities Central Depository Co.,
                     Ltd.)
---------------------------------------------------------------------------------------------------------
Thailand             TSD                                               Equity, Corporate + Government Debt
                     (Thailand Securities Depository Company
                     Limited)
---------------------------------------------------------------------------------------------------------
Tunisia              STICODEVAM                                        Equity + Corporate Debt
                     (Societe Tunisienne Interprofessionnelle pour
                     la Compensation et le Depot des Valeurs
                     Mobilieres)
---------------------------------------------------------------------------------------------------------
Turkey               TAKASBANK                                         Equity + Corporate Debt
                     (IMKB Takas ve Saklama Bankasi A.S.)
---------------------------------------------------------------------------------------------------------
Turkey               CBT                                               Government Debt
                     (Central Bank of Turkey)
---------------------------------------------------------------------------------------------------------
United Kingdom       CREST                                             Equity + Corporate Debt
                     (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
United Kingdom       CMO                                               Sterling & Euro CDs + CP
                     (Central Moneymarkets Office)
---------------------------------------------------------------------------------------------------------
United States        DTC                                               Equity + Corporate Debt
                     (Depository Trust Company)
---------------------------------------------------------------------------------------------------------
United States        PTC                                               Mortgage Back Debt
                     (Participants Trust Company)
---------------------------------------------------------------------------------------------------------
United States        FED                                               Government Debt
                     (The Federal Reserve Book-Entry System)
---------------------------------------------------------------------------------------------------------
Uruguay              BCU                                               Government Debt
                     (Banco Central del Uruguay)
---------------------------------------------------------------------------------------------------------
Venezuela            BCV                                               Government Debt
                     (Banco Central de Venezuela)
---------------------------------------------------------------------------------------------------------
Zambia               CSD                                               Equity + Government Debt
                     (LuSE Central Shares Depository Limited)
---------------------------------------------------------------------------------------------------------
Zambia               BoZ                                               Government Debt
                     (Bank of Zambia)
---------------------------------------------------------------------------------------------------------







                                   Schedule C

                       Information Regarding Country Risk
                       ----------------------------------



     1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):


A    Opinions of local counsel concerning:

     i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

     ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

     iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.   Written information concerning:

     i.  The  likelihood  of   expropriation,   nationalization,   freezes,   or
confiscation of Fund's assets.

     ii. Whether difficulties in converting Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

C.   A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2. Bank shall furnish the following additional information:

          Market flashes, including with respect to changes in the information in market reports.